UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2023
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On January 26, 2023, First Citizens BancShares, Inc. (“BancShares”) announced its results of operations for the quarter ended December 31, 2022. A copy of BancShares’ press release containing this information is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The press release is available on BancShares’ Internet site at http://www.firstcitizens.com.
Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.
On January 24, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of BancShares, the Board of Directors of BancShares (the “Board”) adopted and approved amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the Amended and Restated Bylaws:
•enhance the procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and business proposals made in connection with annual meetings of shareholders by, among other things:
◦requiring a shareholder delivering a nomination notice to comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended; and
◦providing that, unless otherwise required by law, if a shareholder provides notice under Rule 14a-19 and subsequently fails to comply with the requirements of Rule 14a-19 or fails to provide reasonable evidence sufficient to satisfy BancShares that the requirements of Rule 14a-19 have been met, then BancShares shall disregard any proxies or votes solicited for any nominee proposed by such shareholder.
•clarify that meetings of shareholders and meetings of the Board may be held by means of remote communication in addition to, or instead of, a physical meeting.
•eliminate the requirement that directors own at least 100 shares of BancShares’ Class A common stock.
•make various other updates, including technical, ministerial and conforming changes related to recent amendments to the Delaware General Corporation Law.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
As previously announced, BancShares will host a conference call at 9:00a.m. Eastern time on Thursday, January 26, 2023, to discuss its financial results for the quarter ended December 31, 2022. The slides that will be made available in connection with the presentation are attached as Exhibit 99.2 hereto and incorporated herein by reference.
Item 8.01. Other Events.
On January 24 2023, the Board adopted an amended and restated director retirement policy pursuant to which no person will be eligible to stand for election to the Board at any shareholder meeting following the calendar year in which he or she reaches age 75. Under the Board’s previous director retirement policy, directors were subject to mandatory retirement effective on December 31 of the year during which they reached 75.
In accordance with General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibits accompany this Report.

Exhibit No.	Description

99.1	Press Release dated January 26, 2023

99.2	Investor Presentation dated January 26, 2023

3.1	Amended and Restated Bylaws dated January 24, 2023 (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures About Forward-Looking Statements
This Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the impacts of the global COVID-19 pandemic on BancShares’ business, and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, the timing and authorization of any future repurchases of our Class A common stock under potential share repurchase programs and the failure to realize the anticipated benefits of BancShares’ previous acquisition transaction(s), including the recently-completed transaction with CIT Group Inc., which acquisition risks include (1) disruption from the transaction, or recently completed mergers, with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transaction, (4) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized, and (5) difficulties experienced in the integration of the businesses. Except to the extent required by applicable law or regulation, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 26, 2023	By: /s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer